                                                                    EXHIBIT 10.1

                                                              LNS ______________


$25,000,000.00,   New York, New York, 11-18, 1996 after date for value received, the undersigned promises to pay to the order of THE DAI-ICHI KANGYO BANK, LIMITED, NEW YORK BRANCH, One World Trade Center, Suite 4911, New York, N.Y. 10048, Twenty-five Million and 00/100 Dollars, in current funds of the United States of America, with interest from the date hereof at the rate of 5-84375. percent per annum.

         The makers, endorsers and guarantors of this note hereby waive presentment for payment, demand, notice of non-payment and dishonor, protest, and notice of protest; waive trial by jury in any action or proceeding arising from, out of, under or by reason of this note, pursuant to any renewals, extensions and partial payments of this item or the indebtedness for which it _______ without notice to them and consent that no such renewals, extensions or partial payments shall discharge any party hereto from liability herein in whole or in part.

         In the event of happening of any one or more of the following, to-wit:
(a) the non-payment of any of the Obligations; (b) the death, failure in business, dissolution or termination of existence of the undersigned; (c) any petition in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of the undersigned or any endorser or guarantor of this note whether through reorganization, composition, extension, or otherwise; (d) the making by the undersigned or any underwriter or guarantor of this note of an assignment for the benefit of creditors or the taking advantage by any of the same of any insolvency law; (e) the appointment of a receiver of any property of the undersigned or any endorser or guarantor of this note; (f) the attachment or distraint of any funds or other property of the undersigned which may be in, or come into, the possession of or control of the Bank, or of any third party acting for the Bank, or of the same becoming subject at any time to any mandatory order of court or other legal process; (g) any government authority or any court at the insistence of any government authority shall take possession of any substantial part of the property of the undersigned or shall assume control over the affairs or operations of the undersigned or a receiver shall be appointed or if a writ or order of attachment or garnishment or order of execution shall be levied or made against any of the property or assets of the undersigned or any endorser or guarantor of this note -- then, or at any time after the happening of any such event, this note and/or any notice or other Obligations which may be taken in renewal or extension of all or any part of the indebtedness evidenced thereby, shall become due and payable at the option of the holder, without demand or notice, and likewise upon the happening of any such event or at any time thereafter, any or all of other Obligations then existing shall, at the option of the Bank, become due and payable forthwith, without demand upon or notice by the undersigned. If this note be not paid when due and if it be placed with an attorney for collection, the makers, endorsers and guarantors agrees to pay all costs of collection, including an attorney's fee of 15% of the amount of this note, which is hereby agreed to be just and reasonable and which shall be added to the amount due under this note and recoverable with the amount due under this note. The undersigned further agrees that this note shall be deemed to have been made under and shall be governed by the laws of the State of New York in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended, except if the Bank may consent thereto in writing duly signed for and on its behalf. The undersigned, if more than one, shall be jointly and severally liable hereunder.

         PAYABLE AT                                     Carter L. Godwin
                                                    ---------------------------
                                                       Authorized Signature


No_________ Due on 7-30-97                          ---------------------------
                                                       Individual as Maker